SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Debt Fund
(the "Fund")

Supplement Dated November 30, 2023
to the Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI"),
each dated September 30, 2023 and amended November 8, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Stone Harbor Investment Partners no longer serves as a sub-adviser to the Fund. As such, all references to Stone Harbor Investment Partners are hereby deleted from the Prospectus and SAI.

There are no other changes to the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1481 (11/23)